                                                                   EXHIBIT 10.7


                              SECOND AMENDMENT TO
                         CREDIT AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 20th day of December 1996, by and between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon," Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Borrowers and the Lender have entered into a revolving warehouse facility with a present Warehousing Commitment Amount of One Hundred Fifty Million Dollars ($150,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of One Hundred Fifty Million Dollars ($150,000,000), dated as of June 14, 1996 (the "Warehousing Note"), and by a Credit and Security Agreement dated as of June 14, 1996, as the same may have been amended or supplemented (the "Agreement");

         WHEREAS, the Borrowers and the Lender have entered into a servicing facility with a present Servicing Facility Commitment Amount of Ten Million Dollars ($10,000,000) as evidenced by a Servicing Facility Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996, a Term Loan Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996, and the Agreement;

         WHEREAS, the Borrowers have also entered into a term loan facility with a present Term Loan Commitment Amount of Ten Million Dollars ($10,000,000) as evidenced by a Term Loan Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996, a Term Loan Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996, and the Agreement;

         WHEREAS, the Borrowers have requested the Lender to amend the Agreement to allow for the warehousing of Conduit Mortgage Loans, and the Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                      -1-
Washington/Huntoon:12/17/96

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. The effective date ("Effective Date") of this Amendment shall be December 23, 1996, the date on which the Borrowers have complied with all the terms and conditions of this Amendment.

         3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

                  "Conduit Advance" means an Advance made against a Conduit Mortgage Loan.

                  "Conduit Mortgage Loan" means a Multifamily Mortgage Loan that is not subject to a Purchase Commitment, but that has been underwritten in accordance with the Underwriting Guidelines and is eligible for sale under FNMA's Multifamily Mortgage Loan conduit program or under another conduit program acceptable to the Lender, in its sole discretion.

                  "Conduit Rate" means a floating rate of interest which is equal to one and three-quarters percent (1.75%) per annum over LIBOR. The Conduit Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Lender's determination of the Conduit Rate as of any date of determination shall be conclusive and binding, absent manifest error.

                  "Hedging Arrangements" means, with respect to any Person, any agreements or other arrangement (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into by such Person to protect itself against changes in interest rates.

                  "Pledged Hedging Account" has the meaning set forth in
         Section 3.1(g) hereof.

                  "Pledged Hedging Arrangement" has the meaning set forth in Section 3.1(g) hereof.

                  "Property Debt Service Coverage Ratio" means, at any date of determination for any Multifamily Property that secures a Mortgage Loan pledged or to be pledged hereunder, the ratio of (a) the net operating income of the Multifamily Property, as determined by the Borrowers in accordance with Rating Agency guidelines, to (b) projected interest expense and scheduled payments in respect of the Multifamily Mortgage Loan for the twelve (12) months after such date of determination.


                                      -2-
Washington/Huntoon:12/17/96

                  "Rating Agency" means a nationally recognized statistical rating organization that rates securities backed by Mortgage Loans similar to Conduit Mortgage Loans.

                  "Underwriting Guidelines" means any underwriting guidelines adopted by FNMA in connection with its Multifamily Mortgage Loan conduit program as in effect from time to time, or any underwriting guidelines adopted by the sponsor of any other Multifamily Mortgage Loan conduit program approved by the Lender as in effect from time to time provided such underwriting guidelines have been approved by, or conform to the standards of, at least two Rating Agencies.

         4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Collateral Value" and "Warehousing Rate" in their entirety, replacing them with the following definition:

                  "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof or (ii) the Fair Market Value of such Mortgage Loan, (b) in the event Pledged Mortgages have been exchanged for Pledged Securities, the aggregate Fair Market Value of the Pledged Mortgages backing such Pledged Securities, (c) with respect to Pledged Hedging Arrangements held in the Pledged Hedging Account, the net amount payable to the Borrowers, if any, under such Pledged Hedging Arrangements if the same were terminated as of the date of determination and (d) with respect to cash, the amount of such cash.

                  "Warehousing Rate" means a floating rate of interest which is equal to three-quarters of one percent (0.75%) per annum over LIBOR. The Warehousing Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Lender's determination of the Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.

         5. Section 2.1(b)(1) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           (1) No Warehousing Advance shall be made against a
                  Mortgage Loan, other than a Conduit Mortgage Loan, which is not covered by a Purchase Commitment for either the Mortgage Loan or the Mortgage-backed Securities or Participation Certificates to be created on the basis of such Mortgage Loan.


                                      -3-
Washington/Huntoon:12/17/96

         6. Section 2.1(b) of the Agreement shall be further amended to add the following sections after Section 2.1(b)(7):

                           (8) The aggregate amount of Conduit Advances outstanding at any one time shall not exceed Fifty
                  Million Dollars ($50,000,000).

                           (9) No Advance shall be made against a Conduit
                  Mortgage Loan unless it (i) is underwritten in compliance with the Underwriting Guidelines, (ii) is secured by a Multifamily Property that has a Property Debt Service Coverage Ratio of no less than 1.15 to 1.00 and (iii) has an original Mortgage Note Amount not greater then eighty percent (80%) of the lesser of (A) the value of the related Mortgage Property, as determined by the appraisal thereof described in
                  Section 5.15(c)(5) hereof, or (B) if such Conduit Mortgage Loan was used to finance the purchase of such Mortgage Property, the purchase price thereof.

         7. Section 2.1(c) of the Agreement shall be amended to add the following section after Section 2.1(c)(6):

                           (7) A Warehousing Advance made against a Conduit
                  Mortgage Loan pledged hereunder, ninety-seven percent (97%) of the Mortgage Note Amount.

         8. Section 2.7(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  2.7(a) Prior to the occurrence of an Event of Default, the unpaid amount of each Warehousing Advance, other than a Conduit Advance, shall bear interest, from the date of such Warehousing Advance until paid in full, at the Warehousing Rate. Prior to the occurrence of an Event of Default, the unpaid amount of each Conduit Advance shall bear interest, from the date of such Conduit Advance until paid in full, at the Conduit Rate.

         9. The first two paragraphs of Section 2.7(d) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  2.7(d) The Borrowers shall be entitled to receive certain benefits based on the average monthly Eligible Balances of the Borrowers maintained at a Designated Bank. For the purposes hereof, all Advances shall be called the "Applicable Advances." After the end of each calendar month, the Lender will calculate the interest due for the applicable month, by electing a portion ("Balance Funded Portion") of the Applicable Advances

                                      -4-
Washington/Huntoon:12/17/96
         which is equal to the lesser of (a) the Applicable Advances outstanding during such month or (b) the average amount of Eligible Balances on deposit with a Designated Bank during such month. The Balance Funded Portion of the Applicable Advances shall bear interest at balance funded rates of (a) three-quarters of one percent (0.75%) per annum for the Balance Funded Portion of Warehousing Advances other than Conduit Advances, (b) three and one-half percent (3.50%) per annum for the Balance Funded Portion of Servicing Facility Advances,
         (c) three percent (3.00%) per annum for the Balance Funded Portion of the Term Loan Advance, and (d) one and three-quarters percent (1.75%) per annum for the Balance Funded Portion of Conduit Advances.

                  The Balance Funded Portion of the Applicable Advances outstanding for a month shall be determined by (b) first, deducting the average amount of the Term Loan Advance outstanding for a month from the average amount of Eligible Balances during such month, but only to the extent of the average amount of Eligible Balances, (b) second, to the extent Eligible Balances remain for such month, deducting the average amount of the Servicing Facility Advances outstanding for a month from the remaining average amount of Eligible Balances during such month, but only to the extent of the remaining average amount of Eligible Balances, (c) third, to the extent Eligible Balances remain for such month, deducting the average amount of Conduit Advances outstanding for a month from the remaining average amount of Eligible Balances during such month, but only to the extent of the remaining average amount of Eligible Balances, and (d) fourth, to the extent Eligible Balances remain for such month, deducting the average amount of Warehousing Advances other than Conduit Advances outstanding for a month from the remaining average amount of Eligible Balances during such month, but only to the extent of the remaining average amount of Eligible Balances.

         10. Sections 2.8(f)(1) and (5) are deleted in their entirety and the following are substituted therefor:

                           (1) For an FHA Construction Mortgage Loan, ninety
                  (90) days elapse from the date of each Advance made by the Lender against such Pledged Mortgage, and for any other Mortgage Loan other than a Pledged Mortgage to be exchanged for a FNMA Mortgage-backed Security or a Conduit Mortgage Loan, ninety (90) days elapse from the date of the initial Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

                                      -5-
Washington/Huntoon:12/17/96

                           (5) For a Conventional Multifamily Mortgage Loan,
                  FNMA DUS Mortgage Loan, FHA Project Mortgage Loan, HUD 241 Mortgage Loan, FHA Construction Mortgage Loan, Conduit Mortgage Loan or Conventional Health Care Mortgage Loan, one
                  (1) Business Day elapses from the date an Advance was made against any Mortgage Loan, without receipt of those Collateral Documents relating to such Mortgage Loan required to be delivered on such date under Exhibit D-MF/CONV/DUS, Exhibit D-MF/FHA, or Exhibit D-MF/BER hereto, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

         11. Section 2.8(f) of the Agreement shall be further amended to add the following section immediately after Section 2.8(f)(12):

                           (13) Two hundred seventy (270) days elapse from the
                  date of the initial Conduit Advance made by the Lender against a Conduit Mortgage Loan, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

         12. Section 3.1 of the Agreement is hereby amended to reletter the existing Sections 3.1(g), (h) and (i) as Sections 3.1(h), (i) and (j), and to add the following section immediately after Section 3.1(i) and before the last paragraph thereof:

                  3.1(g) All right, title and interest of the Borrowers in and to any Hedging Arrangements entered into to protect the Borrowers against changes in the value of the Pledged Mortgages and Pledged Securities resulting from changes in interest rates (the "Pledged Hedging Arrangements") and the Borrowers' accounts in which the Pledged Hedging Arrangements are held (collectively, the "Pledged Hedging Account"), including, without limitation, all rights to payment arising under Pledged Hedging Arrangements or from the Pledged Hedging Account.

         13. Section 3.3 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                  3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages, Pledged Securities, Hedging Arrangements that the Lender has agreed to include in the calculation of Collateral Value and cash then pledged hereunder is less than the aggregate amount of the Warehousing Advances then outstanding hereunder, the Lender may request, and the Borrowers shall within

                                      -6-
Washington/Huntoon:12/17/96
         two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans, Mortgage-backed Securities and/or cash, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Pledged Mortgages, Pledged Securities, Hedging Arrangements and cash pledged and the aggregate amount of Warehousing Advances outstanding hereunder, and/or
         (b) repay the Warehousing Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages, Pledged Securities, Hedging Arrangements and cash pledged hereunder.

         14. Section 5.13 of the Agreement is amended to add the following after Section 5.13(e):

                  5.13(f) Washington is a FNMA approved and qualified lender, seller and/or servicer under FNMA's Multifamily Mortgage Loan conduit program.

         15. Section 5.15(c)(6) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                           (6) complies and will continue to comply with the
                  terms of this Agreement and (i) if such Mortgage Loan is subject to a Purchase Commitment, with the related Purchase Commitment, or (ii) otherwise, with standard practice in the secondary market for Multifamily Mortgage Loans to be used to back Mortgage-backed Securities.

         16. Section 6.2 of the Agreement shall be amended to add the following after Section 6.2(j):

                  6.2(k) As soon as available and in any event within two (2) Business Days after the end of each week, a hedging report (the "Hedging Report") as of the end of such week, setting forth the Company's portfolio of Conduit Mortgage Loans that are Pledged Mortgages, the expected sale dates, the Hedging Arrangements relating thereto, and such other information as the Lender may request relating to the market risks of such Pledged Mortgages.

         17. Section 6.13 of the Agreement shall be amended to add the following after Section 6.13(g):

                  6.13(h) Maintain Hedging Arrangements with respect to the risk that the market value of the Company's portfolio of Conduit Mortgage Loans held for sale

                                      -7-
Washington/Huntoon:12/17/96

         (including, without limitation, any such Mortgage Loans that are Pledged Mortgages) will change as a result of changes in interest rates prior to the sale of such Mortgage Loans effectively mitigating the risk that the value of such Mortgage Loans will change as a result of changes in interest rates. The Company shall maintain the Pledged Hedging Arrangements with Persons satisfactory to the Lender and shall, at the request of the Lender, enter into, and cause such Persons to enter into, agreements satisfactory to the Lender with respect to Lender's security interest in the Pledged Hedging Arrangements.

         18. Sections 7.6 and 7.7 of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  7.6 Debt to Adjusted Tangible Net Worth Ratio. Permit the ratio of Debt to Adjusted Tangible Net Worth of Washington and its Subsidiaries, on a consolidated basis, at any time to exceed 15 to 1.

                  7.10 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of Washington and its
         Subsidiaries, on a consolidated basis, at any time to be less than Twenty-Five Million Dollars ($25,000,000).

         19. Exhibits C-MF and D-MF/CONV/DUS to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-MF and D-MF/CONV/DUS/COND attached to this Amendment. All references in the Agreement to Exhibits C-MF and D-MF/CONV/DUS shall be deemed to refer to the new Exhibits C-MF and DMF/CONV/DUS/COND.

         20. Exhibit I-MF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-MF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-MF shall be deemed to refer to the new Exhibit I-MF.

         21. The Borrowers shall deliver to the Lender (a) an executed original of this Amendment; an executed Certificate of Secretary with corporate resolutions; and (b) a Two Hundred Fifty Dollar ($250) document production fee.

         22. The Borrowers represent, warrant and agree that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Borrowers have no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the

                                      -8-
Washington/Huntoon:12/17/96

Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.

         23. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrowers ratify and reaffirm all of their obligations thereunder.

         24. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                       WASHINGTON MORTGAGE FINANCIAL GROUP,
                                       LTD., a Delaware corporation


                                       By: /s/ SHEKAR NARASIMHAN
                                          ------------------------------------

                                       Its: President/CEO
                                           -----------------------------------


                                       WMF/HUNTOON, PAIGE ASSOCIATES
                                       LIMITED, a Delaware corporation


                                       By: /s/ SHEKAR NARASIMHAN
                                          ------------------------------------

                                       Its: Chairman
                                           -----------------------------------


                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation


                                       By: /s/ LISA F. CARLSON
                                          ------------------------------------

                                       Its: Director
                                           -----------------------------------



                                      -9-
Washington/Huntoon:12/17/96

STATE OF VIRGINIA             )
                              ) SS
COUNTY OF FAIRFAX             )

         On December 20, 1996, before me, a Notary Public, personally appeared Shekar Narasimhan, the President/CEO of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99


STATE OF VIRGINIA             )
                              ) SS
COUNTY OF FAIRFAX             )

         On December 20, 1996, before me, a Notary Public, personally appeared Shekar Narasimhan, the Chairman of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99



                                      -10-
Washington/Huntoon:12/17/96

STATE OF MARYLAND             )
                              ) SS
COUNTY OF MONTGOMERY          )

         On December 23rd, 1996, before me, a Notary Public, personally appeared Lisa F. Carlson, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                /s/ TRACEY D. CHAMBERS
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 10/31/00

                                                    TRACY D. CHAMBERS
                                             NOTARY PUBLIC STATE OF MARYLAND
                                          My Commission Expires October 31, 2000



                                      -11-
Washington/Huntoon:12/17/96

                                                                    EXHIBIT C-MF

             REQUEST FOR ADVANCE AGAINST MULTIFAMILY, HEALTH CARE
                         AND COMMERCIAL MORTGAGE LOANS

                                                                       ______ THIRD PARTY ORIGINATION
        ______  CONVENTIONAL MORTGAGE LOAN
                        ______   FNMA  _____ FHLMC  ______ OTHER
                                 REFUNDER

        ______  FNMA DUS MORTGAGE LOAN
                        ______   REFUNDER

        ______  FHA PROJECT MORTGAGE LOAN _______ GNMA

                        ______   SECOND
                        ______    REFUNDER

        ______  FHA CONSTRUCTION MORTGAGE LOAN

        ______  COMMERCIAL MORTGAGE LOAN

        ______  CONDUIT MORTGAGE LOAN
Mortgage Company:                   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and WMF/HUNTOON, PAIGE
                                    ASSOCIATES LIMITED
Loan No.:__________________________________________________________                       Warehouse Date:________________________

Project Name:______________________________________________________                       Contract/Pool No.:_____________________

Mortgage Note Amount:______________________________________________                       Interest Rate:_________________________
Mortgage Note Date:________________________________________________

Advance Amount:____________________________________________________

Approved Warehouse Amt:____________________________________________                        Endorsement Amt:______________________

Cumulative Endorsement Amt:________________________________________

Investor:__________________________________________________________                        Expiration Date:______________________

Committed Purchase Price:__________________________________________

Title Company/Closing Agent:_______________________________________

Title Contact Person:______________________________________________                        Phone No.:____________________________

Security Rate:_________ Issue Date:________________________________                        Maturity Date:________________________


                                            WIRE TRANSFER INFORMATION

Wire Amount:_______________________________________________________                                 Date of Wire:________________


Receiving Bank:____________________________________________________                                      ABA No.:________________


City & State:____________________________________________________________________________________________________________________

Credit Account Name:_______________________________________________                                      Number:_________________

Advise:____________________________________________________________                                       Phone:_________________

         For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of the Mortgage Company under that certain Credit and Security Agreement dated as of June 14, 1996, as may be amended from time to time, by and between the Company and RESIDENTIAL FUNDING CORPORATION (the "Lender"), the Company creates and grants in favor and for the benefit of the Lender a security interest in and to the Mortgage Note evidencing the Mortgage Loan described in this Advance Request.

         The Company agrees to cause the Mortgage Note to be delivered to the Lender, on the next Business Day following the date of the Advance made to fund the Mortgage Loan.

AUTHORIZED SIGNATURE(S)

--------------------------------       ----------------------------------------



Washington/Huntoon:12/17/96

                                                     EXHIBIT D-MF/CONV/DUS/COND


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
         CONVENTIONAL MULTIFAMILY, FNMA DUS, HEALTH CARE AND COMMERCIAL
                                 MORTGAGE LOANS

         The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Pledged Mortgage or Pledged Security.

I.       AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

         The Lender must receive a letter signed by the Company providing the following information on the Pledged Mortgage:

         (1)      Mortgagor's name;
         (2)      Project name;
         (3)      Company's case/loan number;
         (4)      Expected Advance date;
         (5)      Mortgage Note Amount;
         (6) Name and address of title company or settlement attorney and contact person.

II.      AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

         The Lender must receive the following:

         (1)      Original signed Request for Advance (Exhibit C-MF);
         (2) For FHLMC-committed Conventional Mortgage Loans the signed Conventional Multifamily Immediate Delivery Purchase Contract and Prior Approval Conversion Amendment (FHLMC Form 64A);
         (3) For FNMA-committed Conventional Mortgage Loans, a copy of the signed Mortgage Purchase and Delivery Commitment (FNMA Form 4257);
         (4) For FNMA DUS Mortgage Loans, a copy of the signed FNMA Mandatory Delivery Commitment-Multifamily Delegated Underwriting;
         (5) For other Conventional Mortgage Loans, Health Care Mortgage Loans and Commercial Mortgage Loans, a copy of the Purchase Commitment for the Pledged Mortgage;
         (6)      If a Mortgage-backed Security is to be issued, a copy of
                  Purchase Commitment for the Pledged Security;
         (7)      If Participation Certificate is to be issued, a copy of
                  Participation and Servicing Agreement;


Washington/Huntoon:12/17/96                                         Rev:12/13/95

         (8) Original Lender escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney to be involved with the transaction;
         (9) If the Company is not the mortgagee on the Mortgage, a copy of the assignment of Mortgage by the mortgagee to the Company which was sent for recordation on or before the date of the Advance;
         (10) Original assignment of the Mortgage to the Lender in recordable form but unrecorded;
         (11) Original assignment of the security agreement to the Lender in recordable form but unrecorded;
         (12) Original assignment of the UCC financing statements to the Lender in recordable form but unrecorded; and
         (13) Check payable to the Lender for the Warehousing Fee (if applicable).

         Upon receipt of the letter required under Section I above, in form and substance satisfactory to the Lender, the Lender will issue its escrow instruction letter to the title company or the settlement attorney. The Advance, when wired by the Lender to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Company or its counsel when authorized by the Lender in its escrow instruction letter. No Advance will be made by the Lender prior to its receipt of all Collateral Documents required under Section II above. Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Lender, of the signed Mortgage Note, endorsed by the Company in blank and without recourse, and the title company has issued its title insurance policy. Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Lender. In the event the Pledged Mortgage is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney is instructed to return the Advance immediately to the Lender.

         The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Lender, and before the Mortgage Note is received by the Lender, are for the convenience of the Company. All risk of loss or nondelivery of the Mortgage Note is that of the Company, and the Lender has no liability or responsibility therefor.

Washington/Huntoon:12/17/96                                       Rev:12/13/95

III.     ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE:

         The Lender must receive the following:

         (1) The original Mortgage Note, endorsed by the Company in blank and without recourse. If the Company is not the named holder of the Mortgage Note, the Mortgage Note must bear an endorsement from the holder to the Company;
         (2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:
                  (a) Names as insured the Company and/or the Investor, and their successors and assigns, as their interests may appear;
                  (b) Shows effective date and time which is on or after the date and time of disbursement of the Advance from escrow; and
                  (c) Sets forth an insured amount which is equal to or greater than the Advance amount.
         (3) If a Participation Certificate is issued, original Participation Certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Mortgages;
         (4) If a Participation Certificate is issued, original signed Stock/Bond Power or equivalent Assignment for the Participation Certificate issued from the Company to the Lender (or from the Investor to the Lender if the Participation Certificate was issued in the name of the Investor);

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

         The Lender must receive the following:

         (1) Signed shipping instructions for the delivery of the Pledged Mortgage including the following:
                  (a) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;
                  (b) For delivery of the Participation Certificate, the name and address of the Investor to which the Participation Certificate is to be delivered;
                  (c)      Name of project securing the Pledged Mortgage;
                  (d) Date the Investor or the Approved Custodian must receive the Pledged Mortgage; and
                  (e)      Instructions for endorsement of the Mortgage Note.
         (2) For FHLMC-committed Conventional Mortgage Loans, the following additional documents must be received:

Washington/Huntoon:12/17/96                                       Rev:12/13/95

                  (a) Original Contract Delivery Summary (FHLMC Form 381) marked to indicate that the mortgages being delivered are subject to a security interest.
                  (b) For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), showing the Lender as warehouse lender and specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.
                  (c) Completed, but not signed, Warehouse Lender Release of Security Interest (FHLMC Form 996), to be signed by the Lender.
         (3) For FNMA-committed Conventional Mortgage Loans, FNMA DUS Mortgage Loans and FNMA Conduit Mortgage Loans, the following additional documents must be received:
                  (a) For cash payments, the signed original Wire Transfer Request (FNMA Form 4639), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.
                  (b) Executed bailee letter with Schedule A (in form approved by FNMA and the Lender).
                  (c) For Conduit Mortgage Loans, a copy of the signed Mortgage Purchase and Delivery Commitment and, if applicable, the Purchase Commitment for the related Pledged Security.
         (4) The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

         The Lender exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Mortgage and related pool documents to an Investor or an Approved Custodian, unless otherwise agreed in writing. Payment for FNMA Conduit Mortgage Loans shall always be made in cash.

V. IF A MORTGAGE-BACKED SECURITY IS TO BE ISSUED BY FNMA, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN ONE (1)
         BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY THE LENDER MUST RECEIVE:

         (1) An original Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Security in the name of the Company, to deliver the Pledged Security to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490), and bearing the following instructions: "These instructions may not be changed without the prior written approval of Residential Funding Corporation, Preston A. Lyvers Director or Patti Erfan, Director."
         (2) The signed Securities Delivery Instructions form attached hereto as Schedule I.

Washington/Huntoon:12/17/96                                        Rev:12/13/95

Upon instruction by the Company, the Lender shall complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor who issued the Purchase Commitment for the Pledged Mortgage or to an Approved Custodian for such Investor. If a Mortgage-backed Security is to be issued and in the case of FNMA Conduit Mortgage Loans, the Lender shall deliver the Mortgage Note, the other documents required for shipping and the Delivery Schedule with a bailee letter to FNMA or to an Approved Custodian for FNMA. If Participation Certificates are to be issued, the Lender will retain possession of the original Mortgage Note until the proceeds of the sale of all related Participation Certificates have been received by the Lender.

Upon receipt of a Pledged Security, the Lender will deliver the Pledged Security to the Investor which issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of the sale of a Pledged Mortgage or a Pledged Security shall be applied to the related Advance outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of a Pledged Mortgage or a Pledged Security to the Company, unless otherwise instructed in writing.

Washington/Huntoon:5/22/97                                         Rev:12/13/95

                                                                     SCHEDULE I

                       RESIDENTIAL FUNDING CORPORATION
                         WAREHOUSING LENDING DIVISION

                        Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY

BOOK-ENTRY DATE: ______________________ SETTLEMENT DATE:__________________________________
ISSUER:________________________________ SECURITY: $_______________________________________
NO. OF CERTIFICATES: __________________ 1)__________________________
                                        2)__________________________
                                        3)__________________________
CUSIP #______________
Pool #_______________      MI#______________     Coupon Rate:_____________________________
Issue Date:(M/D/Y) _________________________     Maturity Date:(M/D/Y)____________________
POOL TYPE (circle one):

GNMA:    GNMA I   GNMA II
FHLMC:   FIXED    ARM               DISCOUNT NOTE
FNMA:    FIXED    ARM               DISCOUNT NOTE     DEBENTURES        REMIC

--------------------------------------------------------------------------------------------
DELIVER TO:_______________________________ (  ) Versus Payment
           _______________________________ DVP AMT. $_______________________________________
           _______________________________ (  ) Free Delivery
DELIVER TO:_______________________________ (  ) Versus Payment
           _______________________________ DVP AMT. $_______________________________________
           _______________________________ (  ) Free Delivery
DELIVER TO:_______________________________ (  ) Versus Payment
           _______________________________ DVP AMT. $_______________________________________
           _______________________________ (  ) Free Delivery

--------------------------------------------------------------------------------------------



AUTHORIZED SIGNATURE:________________________________________________________________________
TITLE:            ___________________________________________________________________________

                                                                   EXHIBIT I-MF

                             OFFICER'S CERTIFICATE


         Reference is made to that certain Credit and Security Agreement between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon," Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of June 14, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Agreement.

         The undersigned hereby certifies to the Lender that as of the close of business on __________, 19__ ("Statement Date",) and with respect to the Borrowers and their Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Borrowers met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, and 7.13, or if the Borrowers
         did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Borrowers have taken, are taking, and propose to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

3. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Borrowers have incurred no Debt required to be subordinated pursuant to Section 6.10.

4. The Borrowers were in compliance with the applicable HUD, GNMA, and Investor net worth requirements, and in good standing with VA, HUD, GNMA, and each Investor.

5. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, their Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any

                                          -1-
Washington/Huntoon:12/17/96

         Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Borrowers have taken, are taking and propose to take with respect thereto.

6. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated:
      -----------------------------

                                       WASHINGTON MORTGAGE FINANCIAL GROUP,
                                       LTD., a Delaware corporation


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------


                                       WMF/HUNTOON, PAIGE ASSOCIATES
                                       LIMITED, a Delaware corporation


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------


Washington/Huntoon:12/17/96            -2-

                                   CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Borrowers Names:                    WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and
                                    WMF/HUNTOON, PAIGE ASSOCIATES LIMITED and its
                                    Subsidiaries

Statement Date: ________________________________________________________________

All financial calculations set forth herein are as of the Statement Date.

I.       TANGIBLE NET WORTH

                  Tangible Net Worth of Washington is:

                  Excess of total assets over total liabilities:          $_________
                  Plus:   Loan loss reserves:                             $_________
                  Plus:   Subordinated Debt not due within one year
                          of the Statement Date (or any portion
                          thereof):                                       $_________
                  Minus:  Advances to owners, officers or
                          Affiliates:                                     $_________
                  Minus:  Investments in Affiliates:                      $_________
                  Minus:  Assets pledged to secure liabilities
                          not included in Debt:                           $_________
                  Minus:  Intangible assets:                              $_________
                  Minus:  Any other HUD nonacceptable assets:             $_________
                  Minus:  Other assets unacceptable to the
                          Lender:                                         $_________

                  TANGIBLE NET WORTH                                      $_________

II.      ADJUSTED TANGIBLE NET WORTH

         A.       Adjusted Tangible Net Worth of Washington is:

                  Tangible Net Worth (from IA above)                      $_________
                  Minus: Capitalized excess servicing fees:               $_________
                  Minus: Capitalized servicing rights:                    $_________
                  Plus:  Deferred taxes arising from capitalized
                         excess servicing fees and capitalized
                         servicing rights:                                $_________
                  Plus:  .005 times Adjusted Servicing Portfolio
                         (from IIIA below):                               $_________

                  ADJUSTED TANGIBLE NET WORTH                             $_________

         B.       Requirements of Section 7.7 of the Agreement:

                  MINIMUM ADJUSTED TANGIBLE NET WORTH OF $25,000,000.

         C.       Covenant Satisfied: _______ Covenant Not Satisfied: _______

                                      -3-
Washington/Huntoon:12/17/96

III.     ADJUSTED SERVICING PORTFOLIO

         A.       Adjusted Servicing Portfolio of the Borrowers is:

                  Servicing Portfolio owned by the Borrowers is:                $_________
                  Minus: The unpaid principal balance of Mortgage Loans:
                             Past due 60 days or more:                          $_________
                             That are Commercial, FNMA DUS,
                                    or FHA co-insured:                          $_________
                             Sold with recourse:                                $_________
                             For which the Servicing Contracts
                             are pledged:                                       $_________
                             Serviced by Borrowers for others under
                                    subservicing arrangements:                  $_________

                  ADJUSTED SERVICING PORTFOLIO                             $______________

         B.       Requirements of Section 7.10 of the Agreement:

                  ADJUSTED SERVICING PORTFOLIO OF $3,000,000,000.

         C.       COVENANT SATISFIED:_______  COVENANT NOT SATISFIED:____

IV.      DEBT OF THE BORROWERS

         Total liabilities                                                      $_________
                  Minus:   Loan loss reserves:                                  $_________
                  Minus:   Subordinated Debt not due within one year
                           of the Statement Date (or any portion
                           thereof):                                            $_________
                  Minus:   Deferred taxes arising from capitalized
                           excess servicing fees and capitalized
                           servicing rights:                                    $_________

                  DEBT                                                     $______________

V.       RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

         A.       The ratio of Debt to Adjusted Tangible Net Worth (IV to
                  II.A) is:                                                     _______to 1
         B.       Requirements of Section 7.6 of the Agreement:

                  The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.

         C.       COVENANT SATISFIED:_______  COVENANT NOT SATISFIED:_______

                                      -4-
Washington/Huntoon:12/17/96

VI. LIQUID ASSETS OF THE BORROWERS

         Unrestricted and Unencumbered Cash                                             $_________
         Plus:  Funds on deposit in any United States bank                              $_________
         Plus:  Investment grade commercial paper                                       $_________
         Plus:  Money market funds                                                      $_________
         Plus:  Marketable securities                                                   $_________

         Plus:  Mortgage Loans and Mortgage-backed Securities
                held for sale                                                           $_________
         Minus: Outstanding liabilities secured by Mortgage Loans
                and Mortgage-backed Securities held for sale                            $_________

         LIQUID ASSETS                                                                  $_________

VII.     LIQUIDITY

         A.       The ratio of Liquid Assets to Adjusted Tangible Net Worth
                  (V to II) is:                                                         ________to 1
         B.       Requirements of Section 7.8 of the Agreement:

                  The ratio of Liquid Assets to Adjusted Tangible Net Worth shall not be less than twenty-five percent (25%).

         C.       COVENANT SATISFIED:_____ COVENANT NOT SATISFIED:_____
VIII. MAXIMUM PASS-THROUGHS

          A.      The aggregate cumulative outstanding amount of advances to or on behalf of defaulting mortgagors paid or required to have been paid by the Borrowers on Mortgage Loans and
                  Mortgage-backed Securities ("Pass-throughs") is:
                                                                                        $_________

          B.      The ratio of Pass-throughs to Adjusted Tangible Net Worth
                  (VII.A to II.A) is:                                                   ________to 1

          C.      Requirements of Section 7.9 of the Agreement:

                  The ratio of Pass-throughs to Adjusted Tangible Net Worth shall not exceed thirty-five percent (35%).

          D.      COVENANT SATISFIED:_____ COVENANT NOT SATISFIED:_____


                                      -5-
Washington/Huntoon:12/17/96

IX.      DEBT SERVICE COVERAGE RATIO

         A.       Net income for the previous four quarters:                             $_________
                  Plus:     Income tax expenses:                                         $_________
                  Minus:    Income taxes paid:                                           $_________
                  Plus:     Depreciation, amortization and other non-cash
                            deductions:                                                  $_________
                  Minus:    Non-cash revenue:                                            $_________
                  Minus:    Dividends and distributions:                                 $_________
                  Plus:     Term Loan/Servicing Facility interest
                            expenses:                                                    $_________

                  FUNDS FROM OPERATIONS                                                  $_________

         B.       Scheduled Term Loan/Servicing Facility principal payment
                  (following four quarters):                                             $_________
                  Plus:  Term Loan/Servicing Facility interest expenses
                  (previous four quarters):
                                                                                         $_________
                  Annual debt payments                                                   $_________

         C.       The ratio of XA to XB is:                                              ________to 1.00

         D.       Requirements of Section 7.11 of the Agreement:

                  Permit the Debt Service Coverage Ratio, measured as of the first day of any fiscal quarter, to be less than 1.50 to 1.00.

         E.       COVENANT SATISFIED:_____   COVENANT NOT SATISFIED:_____

X.       DELINQUENCY RATIO

         A. Unpaid Principal Balance of Mortgage Loans Serviced that are:

                  30 or more days past due:                                              $_________
                  Foreclosure:                                                           $_________
                  In Bankruptcy:                                                         $_________

                  TOTAL                                                                  $_________

         B.       Unpaid Principal Balance of all Mortgage Loans Serviced
                  by Borrowers:                                                          $_________

         C.       The ratio of XIA to XIB (expressed as a percentage):                   __________%

         D.       Requirements of Section 7.12 of the Agreement:

                  The Delinquency Ratio shall not exceed 10%.

         E.       COVENANT SATISFIED:_____   COVENANT NOT SATISFIED: ______

                                      -6-
Washington/Huntoon:12/17/96

XI.      TRANSACTIONS WITH AFFILIATES

         A.       Loans, advances, and extensions of credit made by the
                  Borrowers to their Affiliates total:                                   $_________

         B.       Capital contributions made by the Borrowers to their
                  Affiliates total:                                                      $_________

         C.       Management fees paid to Affiliates during the current
                  fiscal year total:                                                     $_________

         D.       Transfers, sales, pledges, assignments or other
                  dispositions of assets made by the Borrowers to their
                  Affiliates total:                                                      $_________

         E.       Requirements of Section 7.13 of the Agreement:

                  1. No loans, advances or extensions of credit shall be made by the Borrowers to Affiliates.

                  COVENANT SATISFIED:______  COVENANT NOT SATISFIED:______

                  2. No capital contributions shall be made by the Borrowers to any Affiliate.

                  COVENANT SATISFIED:______  COVENANT NOT SATISFIED:______

                  3. No transfers, sales, pledges assignments or other dispositions of assets by the Borrowers to Affiliates.

                  COVENANT SATISFIED:______  COVENANT NOT SATISFIED:______

                  4. No Management fees shall be paid by the Borrowers to Affiliates.

                  COVENANT SATISFIED:______  COVENANT NOT SATISFIED:______


                                      -7-
Washington/Huntoon:12/17/96